Third Quarter 2018 Earnings Presentation August 7, 2018

Cautionary statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward- looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June.

Consolidated Atkore Q3 2018 Financial Summary Q3 Q3 Y/Y Net Sales Growth Change Organic Growth +18.1% ($’s in millions) 2018 2017 Acquisitions +6.6% Net Sales $498.0 $397.7 +25.2% FX +0.5% Net Income $34.2 $27.5 +24.5% Total +25.2% Adjusted EBITDA(1) $76.7 $62.0 +23.6% Net Income Margin 6.9% 6.9% -- Adjusted EBITDA 15.4% 15.6% (20 bps) Margin(2) Net Income per $0.70 $0.41 +70.7% Share (Diluted) Adjusted Net Income $0.86 $0.49 +75.5% per Share(1) (Diluted) (1) See non-GAAP reconciliation in appendix (2) Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales 3

Consolidated Atkore Q3 2018 Highlights Performance exceeded expectations in Net sales, Adjusted EBITDA, and EPS Q3 Net Sales Bridge $498M $26 $2 $56 $16 Market activity stable sequentially; Organic $398M volume growth continued at ~4%, driven again by strength in Industrial markets Focused execution through the Atkore Business 2017 Volume Price / Mix M&A FX 2018 System delivered pricing to more than offset inflation headwinds Q3 Adjusted EBITDA Bridge $1 $6 $9 Repurchased 1.4 million shares at average $14 $77M Investments, $3 price of $21/share $62M Variable Comp, & Other Price & Mix Inflation offset by Commodities, Freight & Other Increasing Adjusted EBITDA and EPS guidance COGS based on Q3 performance 2017 Volume Price vs. Cost M&A Productivity Other 2018 4

Electrical Raceway Q3 Highlights Acquisition performance and pricing Q3 Q3 Y/Y excellence drove a near 50% Adjusted 2018 2017 Change EBITDA increase ($’s in millions) Net Sales $370.3 $288.3 28.5% Market activity flat to slightly down in quarter, Adjusted EBITDA $74.5 $49.7 49.9% but continues to support a full year low single Adjusted EBITDA 20.1% 17.2% +290 bps digit growth expectation Margin Q3 Net Sales Bridge Acquisition results continued to outperform $370M pre-acquisition models and synergy $32 $2 $50 expectations $288M $2 Volume +2% YTD Adjusted EBITDA margin growth of ~290 basis points in an inflationary environment 2017 Volume Price / Mix M&A FX 2018 5

Mechanical Products & Solutions Q3 Highlights Q3 Q3 Y/Y 2018 2017 Change Broad based volume improvement across ($’s in millions) industrial customer verticals Net Sales $128.2 $109.7 16.9% Adjusted EBITDA $12.0 $17.4 (30.8%) Year over year volume growth of 16% Adjusted EBITDA 9.4% 15.8% (640 bps) Margin Pricing execution gained momentum vs. the first Q3 Net Sales Bridge half run rate $6 $6 $18 $128M $110M Moving full year volume guidance up to approximately 10% growth year over year 2017 Volume Price / Mix Divestitures 2018 6

Key Balance Sheet and Cash Flow Metrics Metrics Leverage Ratio(1) ($mm) 6/29/2018 Cash and cash equivalents $109.5 Total Debt $906.1 3.4 3.1 Net Debt $796.6 2.3 YTD Net cash from operating $120.6 activities TTM Adjusted EBITDA(1) $260.1 Leverage Ratio(1) Total debt / TTM Adjusted EBITDA(1) FY 2017 Q2 2018 Q3 2018 3.5 Net debt / TTM Adjusted EBITDA(1) 3.1 Common Shares Outstanding 45,972,141 Leverage ratio is moving back toward long- term target of ~2x after share repurchase (1) Leverage ratio for all periods and TTM Adjusted EBITDA is reconciled in the appendix. 7

2018 Financial Outlook Summary FY 2018 Electrical Raceway Volume +Low-Single Digits Segment Adjusted EBITDA* $250 - $255M Volume +10% Mechanical Products & Solutions Segment Adjusted EBITDA* $48 - $52M Adjusted EBITDA* $265 - $272M Adjusted EPS* $2.65 - $2.75 Consolidated Atkore Capital Expenditures $37M Interest Expense $41M Tax Rate 22% Diluted Shares** 54 Increasing Adjusted EBITDA and EPS range * Reconciliation of the forward-looking full-year 2018 outlook for Adjusted EBITDA and Adjusted Net Income Per Share (Adjusted EPS) is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. ** Represents expected weighted-average shares outstanding in millions used in calculation of Adjusted EPS guidance 8

Appendix

Segment Information Three months ended June 29, 2018 June 30, 2017 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 370,333 $ 74,461 20.1% $ 288,277 $ 49,661 17.2 % Mechanical Products & Solutions 128,239 $ 12,013 9.4% 109,664 $ 17,363 15.8 % Eliminations (558) (196) Consolidated operations $ 498,014 $ 397,745 Nine months ended June 29, 2018 June 30, 2017 Adjusted Adjusted Adjusted EBITDA Adjusted EBITDA (in thousands) Net sales EBITDA Margin Net sales EBITDA Margin Electrical Raceway $ 1,011,643 $ 187,025 18.5% $ 801,657 $ 138,465 17.3 % Mechanical Products & Solutions 347,123 $ 39,544 11.4% 307,525 $ 48,601 15.8 % Eliminations (1,194) (1,055) Consolidated operations $ 1,357,572 $ 1,108,127 10

Adjusted earnings per share reconciliation Consolidated Atkore International Group Inc. Three months ended Nine months ended June 30, 2017 As June 30, 2017 As (in thousands, except per share data) June 29, 2018 Adjusted* June 29, 2018 Adjusted* Net income $ 34,199 $ 27,465 $ 103,946 $ 63,782 Stock-based compensation 3,494 3,064 9,828 9,368 Intangible asset amortization 7,694 5,546 24,146 16,628 Gain on sale of a business (838) — (27,575) — Loss on extinguishment of debt — — — 9,805 Gain on sale of joint venture — — — (5,774) Certain legal matters — — 2,286 7,501 Other (a) (352) 177 2,249 (10,306) Pre-tax adjustments to net income 9,998 8,787 10,934 27,222 Tax effect (2,599) (3,147) (2,844) (9,142) Adjusted net income $ 41,598 $ 33,105 $ 112,036 $ 81,862 Weighted-Average Diluted Common Shares Outstanding 48,412 66,890 56,015 66,585 Net income per diluted share $ 0.70 $ 0.41 $ 1.84 $ 0.96 (b) Adjusted net income per diluted share $ 0.86 $ 0.49 $ 2.00 $ 1.23 * Adjusted due to the adoption of Accounting Standards Update 2017-07 Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. (b) Beginning in March 2018, the Company has excluded the impact of intangible asset amortization from the calculation of Adjusted net income. Adjusted net income prepared for periods prior to March 2018 have also been adjusted to reflect this change. 11

Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. Three months ended Nine months ended (in thousands) June 29, 2018 June 30, 2017 June 29, 2018 June 30, 2017 Net income $ 34,199 $ 27,465 $ 103,946 $ 63,782 Interest expense, net 12,442 5,811 28,322 20,872 Income tax expense 10,352 11,431 28,260 29,313 Depreciation and amortization 16,192 13,341 49,255 40,242 Loss on extinguishment of debt — — — 9,805 Restructuring and impairments 407 (101) 1,245 700 Stock-based compensation 3,494 3,064 9,828 9,368 Certain legal matters — — 2,286 7,501 Transaction costs 768 845 2,676 2,543 Gain on sale of a business (838) — (27,575) — Gain on sale of joint venture — — — (5,774) Other (a) (352) 177 2,249 (10,306) Adjusted EBITDA $ 76,664 $ 62,033 $ 200,492 $ 168,046 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions and release of certain indemnified uncertain tax positions. 12

Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. TTM Three months ended December 29, September 30, (in thousands) June 29, 2018 June 29, 2018 March 30, 2018 2017 2017 Net income $ 124,803 $ 34,199 $ 42,558 $ 27,189 $ 20,857 Interest expense, net 34,048 12,442 9,286 6,594 5,726 Income tax expense 40,433 10,352 15,392 2,516 12,173 Depreciation and amortization 63,740 16,192 15,853 17,210 14,485 Restructuring and impairments 1,801 407 576 262 556 Stock-based compensation 13,248 3,494 2,770 3,564 3,420 Certain legal matters 2,336 — 2,286 — 50 Transaction costs 4,911 768 1,263 645 2,235 Gain on sale of a business (27,575) (838) (26,737) — — Other 2,309 (352) 2,094 507 60 Adjusted EBITDA $ 260,054 $ 76,664 $ 65,341 $ 58,487 $ 59,562 (1) Pro Forma adjustments add the Adjusted EBITDA for acquisitions completed in the last 12 months not reported in the Adjusted EBITDA 13 line due to acquisition date, and subtract Adjusted EBITDA reported in the last 12 months for divestitures.

Net Debt to Total Debt and Leverage Ratio Consolidated Atkore International Group Inc. September September September September ($ in thousands) June 29, 2018 30, 2017 30, 2016 25, 2015 26, 2014 Short-term debt and current maturities of long-term debt $ 7,630 $ 4,215 $ 1,267 $ 2,864 $ 42,887 Long-term debt 898,509 571,863 629,046 649,344 649,980 Total debt 906,139 576,078 630,313 652,208 692,867 Less cash and cash equivalents 109,519 45,718 200,279 80,598 33,360 Net debt $ 796,620 $ 530,360 $ 430,034 $ 571,610 $ 659,507 TTM Adjusted EBITDA $ 260,054 $ 227,608 $ 235,002 $ 163,949 $ 126,597 Total debt/TTM Adjusted EBITDA 3.5 x 2.5 x 2.7 x 4.0 x 5.5 x Net debt/TTM Adjusted EBITDA 3.1 x 2.3 x 1.8 x 3.5 x 5.2 x 14